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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


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                                  FORM 8-K


                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 27, 2006


                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)


      MISSOURI                        0-20600               43-1311101
   (State or other               (Commission File        (I.R.S. Employer
   jurisdiction of                    Number)             Identification
    organization)                                             Number)


   3101 MCKELVEY ROAD
   ST. LOUIS, MISSOURI                                         63044
   (Address of principal executive offices)                  (Zip Code)


                               (314) 291-5110
            (Registrant's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

                  (b) On July 27, 2006, Zoltek Companies, Inc. issued a press release announcing that John F. McDonnell will resign from Zoltek's board of directors for personal reasons, effective August 1, 2006. The text of the press release is attached hereto as Exhibit 99.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable
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                  (c) Exhibits. See Exhibit Index
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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  July 28, 2006

                                       ZOLTEK COMPANIES, INC.



                                       By    /s/ Zsolt Rumy
                                          --------------------------------------
                                          Zsolt Rumy
                                          Chairman and Chief Executive Officer




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                                EXHIBIT INDEX
Exhibit
Number                           Description
------                           -----------

 99                  Press Release, dated July 27, 2006.










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